Goodwill and Intangible Assets, Net (Intangible Assets, Net) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Goodwill and Intangible Assets, net [Abstract]
Patent registration costs	$ 1,663	$ 1,441
IPR&D	1,002	1,002
Technology	2,854	2,854
Customer relationships	45	45
Intangible assets at cost	5,564	5,342
Accumulated amortization and impairment	2,593	1,151
Total intangible assets, net	$ 2,971	$ 4,191